Mitel Q3 2016 Earnings Call Presentation November 3, 2016 Exhibit 99.1

Safe Harbor Statement Forward Looking Statements Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the anticipated size of the markets and continued demand for Mitel products and services; access to available financing on a timely basis and on reasonable terms; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities on February 29, 2016 and November 3, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, the following non-GAAP information which management believes provides useful information to investors. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with the company’s quarterly call. This information is available on our website at www.mitel.com under the “Investor Relations” section http://investor.mitel.com/events.cfm. In addition, see the reconciliation located in the tables at the end of this presentation. Non-GAAP Financial Measures This presentation includes references to non-GAAP financial measures including Adjusted EBITDA, EBITDA, non-GAAP net income, non-GAAP EPS (earnings per share), non-GAAP revenues, and non-GAAP gross margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement and the reconciliation located in the tables at the end of this presentation. Mitel completed the acquisition of Mavenir Systems Inc. on April 29, 2015. “As reported” results in our quarterly results announcement and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to our quarterly announcement as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015. Constant Currency Estimates Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Annualized Exit Monthly Cloud Recurring Revenue Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month. For example, our Monthly Recurring Subscriptions at September 30, 2016 were $10.17 million. As such, our Annualized Exit Monthly Cloud Recurring Revenues at September 30, 2016 were $122.0 million. Non-GAAP Financial Measurements

Q3 2016 Business Highlights

Financial

- Revenue of $280M
- Net income of $25M
- Adjusted EBITDA of $35M[1]
- GAAP EPS of $0.21 (basic) and $0.20 (diluted)
- Non-GAAP EPS of $0.12[1]

Enterprise

- Significant new contract award for 60,000 private cloud users from major German automobile manufacturer with deployment scheduled to begin in Q4
- Introduced the new Mitel 6900 series sets designed for seamless smartphone and desk phone integration

Cloud

- Added 43,000 recurring cloud seats, bringing total to 494,000, up 34% YoY
- A major European customer migrating 40,000 seats through a Mitel Cloud enabled service provider
- Frost & Sullivan Competitive Strategy Innovation and Leadership Award for MiCloud solutions suite

Mobile

- Gross Margins improve 300 bps year-over-year[1]
- Adj. EBITDA Margins up 970 bps year-over-year[1]
- Continued market momentum with selection by a leading Tier 1 North American operator for NFV based Advanced Messaging
- Enhanced existing Mitel-installed VoLTE capability to include VoWiFi with two of the largest Tier 1 Western European operators.

[1] A reconciliation on a GAAP and non-GAAP basis is provided in the table entitled “GAAP and non-GAAP Reconciliations” located in the Appendix of this presentation.

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Quarterly Income Statement Information (All amounts dollars in millions except for earnings per share) Q3 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Non-GAAP Revenue $279.8 (5%) (3%) Non-GAAP Gross Margin % 53.0% 40 bps 60 bps Adj. EBITDA $ $34.5 (1%) 2% Adj. EBITDA % 12.3% 40 bps 60 bps Non-GAAP EPS $0.12 $0.00 $0.01 Q3 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) GAAP Revenue $279.8 (4%) (2%) GAAP Gross Margin % 53.0% 50 bps 70 bps GAAP Net Income (Loss) $25.1 * * GAAP EPS – Basic $0.21 $0.28 $0.29 GAAP EPS - Diluted $0.20 $0.27 $0.28 * YoY comparison not meaningful due to being in a loss position in prior year.

Segment Performance – Enterprise (All amounts dollars in millions) Q3 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Product $ 123.4 (13%) (11%) Recurring $ 47.5 0% 2% Services $ 18.8 (3%) (1%) Total Enterprise Revenue (non-GAAP) $189.7 (9%) (7%) Purchase Accounting Adjustments $ 0.0 (100%) (100%) Total Enterprise Revenue (GAAP) $ 189.7 (9%) (7%) Total Enterprise Gross Margin (GAAP) 53.2% (60 bps) (30 bps) Total Enterprise Gross Margin (non-GAAP) 53.2% (80 bps) (50 bps) Enterprise Segment Income (Loss) $ 21.0 (17%) (13%) Enterprise Adj. EBITDA $ $ 27.5 (16%) (14%) Enterprise Adj. EBITDA % 14.5% (130 bps) (110 bps)

Segment Performance – Cloud (All amounts dollars in millions) Q3 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Product $ 13.8 17% 17% Recurring $ 30.5 9% 9% Services $ 0.5 0% 0% Total Cloud Revenue (non-GAAP) $ 44.8 11% 11% Purchase Accounting Adjustments $ 0.0 0% 0% Total Cloud Revenue (GAAP) $ 44.8 11% 11% Total Cloud Gross Margin (GAAP) 53.1% 340 bps 340 bps Total Cloud Gross Margin (non-GAAP) 53.1% 340 bps 340 bps Cloud Segment Income (Loss) $ 1.5 36% 45% Cloud Adj. EBITDA $ $ 2.9 26% 30% Cloud Adj. EBITDA % 6.5% 80 bps 90 bps

Segment Performance – Cloud

Segment Performance – Mobile (All amounts dollars in millions) Q3 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Product $ 30.2 22% 25% Recurring $ 9.5 (2%) 0% Services $ 5.6 (45%) (44%) Total Mobile Revenue (non-GAAP) $ 45.3 2% 4% Purchase Accounting Adjustments $ 0.0 (100%) (100%) Total Mobile Revenue (GAAP) $ 45.3 7% 9% Total Mobile Gross Margin (GAAP) 52.1% 300 bps 350 bps Total Mobile Gross Margin (non-GAAP) 52.1% 320 bps 360 bps Mobile Segment Income (Loss) $ 1.3 * * Mobile Adj. EBITDA $ $ 4.1 * * Mobile Adj. EBITDA % 9.1% 970 bps 970 bps * YoY comparison not meaningful due to being in a loss position in prior year.

Growing recurring revenue streams Q3 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Enterprise $ 47.5 0% 2% Cloud $ 30.5 9% 9% Mobile $ 9.5 (2%) 0% Total Recurring Revenue $ 87.5 3% 4% % of total GAAP revenue 31.3% 190 bps 180 bps HW and SW Support Cloud Legacy (All amounts dollars in millions)

Revenue by Region Q3 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Americas $145.9 1% 1% EMEA $123.7 (10%) (7%) Asia Pacific $ 10.2 (14%) (14%) Purchase Accounting Adjustments $ 0.0 (100%) (100%) Total Revenue $279.8 (4%) (2%) (All amounts dollars in millions)

Select Balance Sheet Metrics Sept 2016 Dec 2015 Cash and cash equivalents $ 73.3 $ 91.6 Total Liquidity1 $123.3 $141.6 Accounts Receivable $250.0 $290.2 Inventory $95.3 $92.8 Debt Leverage Actual leverage ratio Permitted leverage ratio Sept 2016 2.87 4.25 (Dollars in millions) Covenant flexibility significantly improved as a result of the $60M termination fee. 1 – Total Liquidity equals Cash and cash equivalents at the end of the September 2016 period plus the Company’s untapped credit facility of $50M

Q4-2016 Guidance* GAAP Revenue $310 million to $330 million GAAP Gross Margin % 54.5% to 56.5% Adjusted EBITDA % 15.0% to 18.0% Non-GAAP Net Income 8.0% to 11.0% *Based on 126M Non-GAAP weighted average shares outstanding

Appendix

Historical and Constant Currency Measures * YoY comparison not meaningful due to being in a loss position in prior year.

Historical and Constant Currency Measures - Segment * YoY comparison not meaningful due to being in a loss position in prior year.

Net Income to Non-GAAP Measures Reconciliations

Reconciliation of Guidance

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